SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                            AUGUST 26, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)



                       TOUCH TONE AMERICA, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  CALIFORNIA                   0-24058                33-0424087
---------------              -----------           ------------------
(State or Other              (Commission          (IRS Employer Iden-
Jurisdiction of              File Number)          tification Number)
Incorporation)

                        4110 N. SCOTTSDALE ROAD
                               SUITE 170
                       SCOTTSDALE, ARIZONA 85251
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                            (800) 535-2211
                    ------------------------------
                    (Registrant's telephone number,
                         including area code)






Page 1 of 28.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On August 11, 1997, the Registrant entered into an Agreement and Plan of Reorganization whereby the Registrant will acquire all of the issued and outstanding shares of Orix Global Communications, Inc. ("Orix") of Las Vegas, Nevada. The Company will issue to the Orix shareholders, 4,500,000 shares of its "restricted" Common Stock and 6,000,000 shares of a newly-authorized Series C Preferred Stock. The Series C is non-voting and will pay cumulative dividends of 8% per annum payable annually. Each share of Series C is redeemable for cash at the election of the holder or convertible into shares of the Registrant's Common Stock at the election of the holder at any time for a period of three years. After three years, the Registrant must either convert or redeem the Series C (subject to certain adjustments). The Series C is redeemable at $1.50 per share or converts to .6667 shares of the Registrant's Common Stock. The Series C has a liquidation preference of $1.50 per share.

          Orix Global Communications, Inc. is located in Las Vegas, Nevada and is a licensed reseller of international telecommunications services, with operations in North America, Latin America, and various Asian countries.

          The entire Agreement and Plan of Reorganization is attached to this Report as an Exhibit.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

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

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits:

Exhibit No.    Page      Description
-----------    ----      -----------

   10.1         5        Agreement and Plan of Reorganization dated
                         August 11, 1997.









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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCH TONE AMERICA, INC.



Dated: August 26, 1997                  By:   /s/ DAVID J. SMITH
                                           --------------------------------
                                            David J. Smith
                                            Chief Financial Officer









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